                                                                 EXHIBIT 10-29



                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


               This Preferred Stock and Warrant Purchase Agreement (this "AGREEMENT"), dated as of October 12, 1999, is made and entered into by and between Doskocil Manufacturing Company, Inc., a Texas corporation (the "COMPANY"), and the purchasers listed on the attached Schedule A (each a "PURCHASER").

                                    RECITALS

               WHEREAS, the Company proposes to issue and sell to Purchaser shares of its Series D Redeemable Preferred Stock, $100 stated value per share (the "PREFERRED STOCK") and its warrants to acquire common stock (the "WARRANTS") to be sold in accordance with and subject to the terms and conditions set forth in this Agreement, in the case of the Preferred Stock, the Statement of Designation of Series D Preferred Stock in substantially the form of Exhibit A annexed hereto (the "Statement of Designation") and, in the case of the Warrants, the Preferred Warrant Agreement dated as of the date hereof among the Company and the Purchasers in substantially the form of Exhibit B annexed hereto (the "Preferred Warrant Agreement").

               NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. PURCHASE AND SALE OF PREFERRED STOCK.

               1.1 THE PREFERRED STOCK. Upon the terms and conditions contained herein, the Company agrees to sell and issue to each Purchaser, and each Purchaser severally agrees to purchase from the Company, at a purchase price with respect to each Purchaser designated on Schedule A annexed hereto, the number of shares of Preferred Stock and Warrants specified opposite such Purchaser's name on Schedule A annexed hereto.

               1.2 PAYMENT AND DELIVERY. The Company shall deliver to each Purchaser a stock certificate and warrant certificate representing the Preferred Stock and Warrants acquired by such Purchaser against delivery to the Company by such Purchaser of the purchase price specified opposite such Purchaser's name on Schedule A annexed hereto (the "PURCHASE PRICE"), such Purchase Price to be paid by check or wire transfer to the Company.

               1.3 AGREEMENT TO BE BOUND BY FIRST AMENDMENT TO AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT. Each Purchaser agrees to be bound by that certain Amended and Restated Securityholders Agreement, as amended by the First Amendment thereto (the "SECURITYHOLDERS AGREEMENT"), by and among certain holders of the Company's Common and preferred stock annexed hereto as Exhibit C.

SECTION 2. CLOSING DATE. The consummation of the purchase and sale transaction described herein (the "Closing") shall occur concurrently with the execution and delivery of this Agreement and the payments required hereunder.

SECTION 3. COMPANY REPRESENTATIONS. The Company represents and warrants to each Purchaser that:

                  (a) Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all the requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) Authorization and Enforceability. The Company has all requisite corporate power and authority to enter into and perform all its obligations under this Agreement and the Securityholders Agreement, to issue the Preferred Stock and the Warrants and to carry out the transactions contemplated hereby and thereby. The Company has duly and properly taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and the Securityholders Agreement, and to consummate the transactions contemplated hereby and thereby. This Agreement and the Securityholders Agreement are legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except for the effect upon such agreements of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (c) Capitalization. The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, of which 50,000 shares have been designated as the Preferred Stock. Of such shares, 3,104,644 shares of Common Stock and 9,161,567 shares of Series C Preferred Stock will be issued and outstanding immediately prior to the Closing. The Preferred Stock and the Warrants are duly authorized and, when issued and paid for pursuant to the terms of this Agreement, will be validly issued, fully paid and nonassessable. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company, except as otherwise disclosed on Schedule B annexed hereto.

                  (d) Non-Contravention by Company. Neither the execution and delivery of this Agreement or the Securityholders Agreement nor the issuance, sale or delivery of the Preferred Stock and the Warrants by the Company, nor the performance of the obligations of the Company and its securityholders hereunder or thereunder, nor any action by the Company contemplated hereunder or thereunder, violates any provisions of the Articles of Incorporation or Bylaws of the Company, or violates or constitutes a breach of or a default under, or would result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance of any kind upon the property or assets (real, personal or mixed, tangible or intangible) of the Company pursuant to any provision of any material promissory note, security interest, bond, mortgage, indenture, lien, claim, charge, right, option, lease, agreement, license, pledge, encumbrance, instrument, commitment, law, ordinance, regulation, order, arbitration award, judgment or decree to which the Company is a party or by which it or any of its properties or assets (real, personal or mixed, tangible or intangible) are bound which would have a material adverse effect on the Company.

                  (e) Private Offering. The Company agrees that neither it, nor anyone acting on its behalf, will offer the Preferred Stock and the Warrants so as to bring the issuance and sale of such securities within the provisions of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of the Preferred Stock and the Warrants and any such securities would be integrated as a single offering for the purposes of the Securities Act, including, without limitation, Regulation D thereunder.

                  (f) Brokers. The Company has not retained, directly or indirectly, any broker or finder or incurred any liability or obligation for any brokerage fees or finder's fees with respect to this Agreement or the transactions contemplated hereby.

                  (g) Survival of Representations and Warranties. All the Company's representations and warranties herein shall survive the execution and delivery of this Agreement, any investigation by the Purchasers and the issuance of the Preferred Stock and the Warrants.


SECTION 4. INVESTMENT REPRESENTATIONS. Each Purchaser acknowledges that the Preferred Stock and the Warrants are not being registered under the Act, based, in part, on reliance that the issuance of the Preferred Stock and the Warrants are exempt from registration under Section 4(2) of the Act as not involving any public offering. Each Purchaser further acknowledges that the Company's reliance on such exemption is predicated, in part, on the several representations set forth below made by each Purchaser to the Company.

                  (a) Such Purchaser is acquiring the Shares solely for such Purchaser's own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Preferred Stock and the Warrants within the meaning of the Act;

                  (b) In evaluating the merits and risks of an investment in the Preferred Stock and the Warrants, such Purchaser has relied upon the advice of such Purchaser's legal counsel, tax advisors, and/or investment advisors;

                  (c) Such Purchaser is experienced in evaluating and investing in companies such as the Company. In addition, such Purchaser has a preexisting business relationship with the Company. As a result of such relationship, such Purchaser has access on a regular basis to the Company's financial statements and other records and information material to the Company's financial condition, operations and prospects. Such Purchaser has been given access to all books, records and other information of the Company which such Purchaser has desired to review and analyze in connection with such Purchaser's purchase of the Preferred Stock and the Warrants hereunder.

                  (d) Such Purchaser is aware that an investment in securities of a closely held corporation such as the Company is not liquid and will require such Purchaser's capital to be invested for an indefinite period of time, possibly without return. Such Purchaser has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the Purchase Price;

                  (e) Such Purchaser understands that the Preferred Stock and the Warrants being purchased hereunder are characterized as "restricted securities" under the federal securities laws since the Preferred Stock and the Warrants are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. Such Purchaser represents that such Purchaser is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act;

                  (f) At no time was an oral representation made to such Purchaser relating to the purchase or was such Purchaser presented with or solicited by any leaflet, public or promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising relating to the purchase hereunder; and

                  (g) Such Purchaser has read and understands the restrictions set forth in the Securityholders Agreement.


SECTION 5. STOCK CERTIFICATE LEGEND. Each Purchaser understands and acknowledges that the certificate evidencing the Preferred Stock purchased by such Purchaser hereunder (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) shall bear, in addition to any other legends which may be required by this Agreement or applicable state securities laws, the following legend:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE

         CORPORATION OR NO-ACTION LETTER ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE CORPORATION AND ANY SUCCESSOR THERETO."


SECTION 6. MISCELLANEOUS.

               6.1 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

               6.2 NOTICES. Any notice, demand, request or other communication herein requested or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or telex or four business days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 6.2) shall be as follows:

               If to the Company:   Doskocil Manufacturing Company, Inc.
                                    4209 Barnett
                                    Arlington, Texas  76017
                                    Attention:  President


               If to Purchaser:     At the address specified on Schedule A

               6.3 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas.

               6.4 ASSIGNMENTS. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other.

               IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        "THE COMPANY"

                                        DOSKOCIL MANUFACTURING COMPANY, INC.,
                                        a Texas corporation


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Its:
                                            -----------------------------------

                                        WESTAR CAPITAL II, LLC

                                        By:   Westar Capital Associates II, LLC


                                        By:
                                           ------------------------------------
                                        Name: Alan B. Sellers

                                        Its:  Member

                                       HBI FINANCIAL INC.


                                       By:
                                          -------------------------------------
                                       Name: George L. Argyros

                                       Its: Chairman of the Board and President

                                       TWELVE D LIMITED, A TEXAS LIMITED
                                       PARTNERSHIP


                                       By:   Cyclone Tours, Inc.
                                       Its:  General Partner


                                       By:
                                          -------------------------------------
                                       Name: Benjamin L. Doskocil, Sr.

                                       Its:  President

                                   Schedule A


      Name                                            Address
      ----                                            -------
Westar Capital II, LLC                       949 South Coast Drive
                                             Suite 650
                                             Costa Mesa, CA  92626

HBI Financial Inc.                           c/o Dorsey & Whitney LLP
                                             U.S. Bank Center, Suite 400
                                             1120 Fifth Avenue
                                             Seattle, Washington  98101
                                             Facsimile No.:

Twelve D Limited                             5306 Mansfield Road
                                             Arlington, Texas  76017
                                             Facsimile No.:  817-784-0703




                                  Schedule A-1

                                   Schedule A

(Shows number of Series D Preferred Stock in proportion to number of shares of common stock held adjusted to total 100% assuming no other shareholders participate)

Name of Purchaser                  Number of Series D     Number of Warrants to      Aggregate Purchase
                                    Preferred Stock           be Purchased                  Price
                                    to be Purchased
HBI Financial Inc.                       32,415                   657,365             $   3,241,531
Westar Capital II LLC                    12,230                   248,022             $   1,223,019
Twelve D Limited                          5,355                   108,587             $     535,450

Total:                                   50,000                 1,013,974                 5,000,000





                                  Schedule A-2

                                    Exhibit A


              STATEMENT OF DESIGNATION OF SERIES D PREFERRED STOCK





                                  Exhibit A-1

                                    Exhibit B


                           PREFERRED WARRANT AGREEMENT






                                   Exhibit B-1

                                    Exhibit C


        FIRST AMENDMENT TO AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT



                                  Exhibit C-1

                                   Schedule B

Outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company



                                  Schedule B-1